Exhibit 99.1

Raymond James Virtual U.S. Bank Conference September 9 – 10, 2020 1

2 Forward Looking Statement Disclaimer Forward - looking statements are based on management’s knowledge and belief as of today and include information concerning Heritage Commerce Corp, the holding company (the “Company” or “Heritage”) for Heritage Bank of Commerce (the “Bank”), possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward - looking statements are subject to risks and uncertainties. For a discussion of risk factors which could cause results to differ, please see the Company’s reports on Forms 10 - K and 10 - Q as filed with the Securities and Exchange Commission and the Company’s press releases. Readers should not place undue reliance on the forward - looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward - looking statements to reflect subsequent events or circumstances.

3 Heritage Commerce Corp Strategy Build a significant, well diversified, community business bank in Northern California (primarily the San Francisco Bay Area) ▪ Provide a diversified mix of lending and deposit products oriented to small and medium sized business and professional communities (and the principals thereof) ▪ Deliver products and services through full - service branch offices located in key communities throughout the footprint ▪ Build the franchise through: ▪ Organic growth ▪ New loan team de novo office locations ▪ Mergers & Acquisitions 18 Branches (1) (1) Two branches in San Mateo with one set for consolidation later in 2020

4 Heritage Commerce Corp Profile History: ▪ Heritage Bank of Commerce, a community business bank founded in 1994 headquartered in San Jose, California ▪ Heritage Commerce Corp, a California corporation organized in 1997, the holding company for Heritage Bank of Commerce Relationship Banking ▪ Offers a full range of banking services to small and medium sized businesses (and their principals), and to professionals using a “Consultative” relationship banking approach Core Clientele ▪ Small to medium sized closely held businesses (and their principals and key employees) ▪ Professionals ▪ High net worth individuals Specialty Expertise ▪ Small Business Administration (“SBA”) Lending and loan sales ▪ Dental Lending ▪ Corporate Finance/Asset - Based Lending ▪ Factoring ▪ Construction Lending ▪ Cash Management ▪ Non - profit organizations, education, and churches ▪ Homeowner Association Services (“HOA”)

5 Heritage Commerce Corp Highlights ▪ Acquired Bay View Funding in 4Q14 ▪ Acquired Focus Business Bank in 3Q15 ▪ Acquired Tri - Valley Bank in 2Q18 ▪ Acquired United American Bank in 2Q18 ▪ Acquired Presidio Bank (“Presidio”) in 4Q19, the largest acquisition in our history ▪ Presidio Bank systems and integration successfully completed in 1Q20 ▪ Funded SBA Payroll Protection Program (“PPP”) loans totaling $325 million at the end of 2Q20

6 Heritage Commerce Corp Snapshot Headquartered in San Jose, California 18 Branches (1) (1) Two branches in San Mateo with one set for consolidation later in 2020 (2) Tangible Common Equity (3) Risk - Based Capital (4) Tax Equivalent Yield At or for the Quarter Ended June 30, 2020 n Total Assets 4.6$ billion n Total Loans 2.7$ billion n Total Deposits 3.9$ billion n Total Shareholders' Equity 574.8$ million n TCE (2) /Tangible Assets 8.78% n Total RBC (3) Ratio 15.9% n Loans to Deposits Ratio 68.88% n Net Interest Margin(TEY) (4) 3.46% n Diluted Earnings Per Share 0.18$ per share n Quarterly Cash Dividend 0.13$ per share

Projected Projected 2020 5-Yr 5-Yr Median Household 2020 Population Household Income County Population Growth Income Growth Santa Clara 1,958,324 4.14% 131,117$ 15.86% Alameda 1,682,509 4.50% 107,342 17.23% Contra Costa 1,159,885 4.30% 105,358 14.48% San Francisco 893,702 4.40% 121,984 16.59% San Mateo 774,995 3.59% 126,758 14.19% Marin 260,473 2.15% 123,489 13.52% San Benito 62,514 4.90% 93,255 12.30% California 39,892,126 3.33% 79,353 14.12% National 330,342,293 3.27% 66,010 9.87% Source: SNL as of 6/30/20 ▪ Well - positioned in seven affluent counties of the San Francisco Bay Area Located in the Economically Vibrant San Francisco Bay Area 7

Market Share

- **Pro Forma HBC & Presidio Ranks second amongst Independent Community Banks headquartered in the San Francisco Bay Area[1]**
  - Largest independent community bank headquartered in Santa Clara County

2019 Rank	Bank	Branch Count	Deposits in Bay Area[1] ($000)
Top Regional Banks:			
1	Fremont Bank	21	3,815,394
2	**Pro Forma HBC & Presidio[2]**	**19**	**3,365,406**
3	Mechanics Bank	27	3,136,410
N/A	Heritage Bank of Commerce[2]	14	2,643,046
4	Sterling Bank and Trust, FSB	20	1,757,931
5	Bank of Marin	15	1,650,602
6	California Bank of Commerce	3	884,793
7	Avidbank	2	836,527
8	United Business Bank	8	747,568
N/A	Presidio Bank[2]	5	722,360
9	Bank of the Orient	8	681,964
Top National Franchises:			
1	Bank of America, NA	192	145,337,238
2	Wells Fargo Bank, NA	226	104,282,977
3	Silicon Valley Bank	4	50,913,569
4	First Republic Bank	37	45,419,924
5	JPMorgan Chase Bank, NA	202	40,009,213
6	Bank of the West	77	28,540,829
7	Citibank, NA	93	23,993,000
Totals for Market:[1]			
		1,379	532,226,122

(1) San Francisco Bay Area refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2019.
(2) 19 branches included two Walnut Creek branches with one that was subsequently consolidated and two branches in San Mateo with one set for consolidation later in 2020. Includes Hollister Branch which is outside of market.

8

9 Coronavirus (COVID - 19) ▪ The State of California and 7 Bay Area counties which account for all of the Bank’s market footprint, remains under a “Shelter - in - Place” order. ▪ Statewide jobless claims totaled over 7.0 million from the week ending March 14, 2020 through July 25, 2020. ▪ Since March 15, 2020, management has taken a number of steps to help protect the safety and well - being of our customers, employees and communities. ▪ Approximately 75% of staff working remotely. ▪ Established social distancing protocols within our bank premises and branches for both employees and customers. ▪ All branches remain open to serve our customers and communities but with reduced hours (10am - 4pm), “Maximum Two Clients at a Time” entry and “Marked 6 Foot Spacing” to ensure “Social Distancing”. ▪ In compliance with Health Directives, all branch personnel (and customers, if required), have been supplied with masks, gloves and sanitizer. ▪ Following the passage of the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) in March 2020, the Bank immediately participated in the SBA PPP. ▪ As of June 30, 2020, the Bank had processed 1,105 PPP loan applications and outstanding PPP loan balances were approximately $324 million. ▪ In keeping with guidance from regulators, and in response to customer’s needs, the Bank is actively working with COVID - 19 affected borrowers to defer their payments and interest: ▪ As of June 30, 2020, we had received 234 payment deferral requests. The net amount of potential deferrals approved or in process was $182 million, or 8% of total non - PPP related loans as of June 30, 2020. ▪ For a detailed discussion of the Company’s Covid - 19 responses, please refer to Form 10 - Q dated March 31, 2020, pages 44 – 45, filed with the Securities and Exchange Commission (“SEC”) on May 8, 2020, and Form 10 - Q dated June 30, 2020 pages 47 – 49, filed with the SEC on August 7, 2020.

Heritage Commerce Corp Deferments Approved as of August 14, 2020 10 In addition, the Company has a portfolio of SBA 7(a) loans totaling $48.6 million, or 2.1% of total non - PPP related loans, as of the June 30, 2020. For a total of six months and beginning with the April payments, as part of the SBA’s Coronavirus debt relief efforts, the SBA is paying the principal and interest and any associated fees for these borrowers. % of Underlying Collateral Total Real Cash / Non-PPP NON-SBA LOANS Business Estate Marketable Related (in $000’s) Unsecured Assets Secured Securities Total Loans (3) n Regular Payments Resumed 406$ 32,388$ 31,497$ -$ 64,290$ 3% n Initial Deferments (1) 57 17,317 91,451 171 108,996 5% n 2nd Deferments (2) - 2,554 6,126 40 8,720 <1% n Total 463$ 52,259$ 129,073$ 211$ 182,006$ 8% (1) Initial deferments were for 3 months (2) 2nd deferments were for an additional 3 months (3) Total Non-PPP Loans as of June 30, 2020

Unemployment Rate in Heritage Commerce Corp Market vs. State of California and U.S. 11 Source: edd.ca.gov. County Jun-19 Jun-20 Alameda 3.1% 13.4% Contra Costa 3.2% 13.4% Marin 2.4% 10.0% San Benito 4.8% 13.8% San Francisco 2.3% 12.5% San Mateo 2.2% 10.8% Santa Clara 2.6% 10.7% Market Wide 2.7% 12.0% California 4.0% 15.1% U.S. 3.7% 11.1%

12 Adoption of CECL ▪ In June 2016, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2016 - 13, Financial Instruments – Credit Losses ( Topic 326) : Measurement of Credit Losses on Financial Instruments, a methodology that reflects the current expected credit losses (“CECL”) for the life - of - loan, and requires consideration of a broader range of reasonable and supportable information to estimate future credit loss estimates including an estimate of expected credit losses for held - to - maturity debt securities. ▪ The Company adopted Topic 326 on January 1, 2020. The following table shows the results of adopting CECL for the first six months of 2020: ▪ The Day 1, $8.6 million adjustment primarily relates to loan portfolios acquired in recent acquisitions that under the previous methodology were covered by purchase discounts and is largely recorded, net of tax of $2.4 million, as a $6.2 million reduction to retained earnings effective January 1, 2020. ▪ The $13.3 million provision in the first quarter of 2020 was driven primarily by a significantly deteriorated economic outlook resulting from the Coronavirus pandemic. ▪ For a detailed discussion of the Company’s adoption of CECL, please refer to Form 10Q dated March 31, 2020, page 46, filed with the SEC on May 8, 2020. (in $000’s) Allowance for loan losses at December 31, 2019 $ 23,285 Day 1 adjustment impact of adopting Topic 326 8,570 Allowance for credit losses on loans at January 1, 2020 31,855 Net (charge-offs) during the period (422) Portfolio changes during the period 1,216 Economic forecast and assumption changes   12,054 Allowance for credit losses on loans at March 31, 2020 44,703 Net (charge-offs) during the period (373) Portfolio changes during the period (4,282) Qualitative and quantitative changes during the period including changes in economic forecasts 5,396 Allowance for credit losses on loans at June 30, 2020 $ 45,444

13 Presidio Bank ▪ The Company completed the acquisition by its wholly - owned bank subsidiary Heritage Bank of Commerce of Presidio Bank (“Presidio”) effective October 11, 2019. ▪ Presidio’s asset base, at the time of the acquisition, was $904.5 million, with $686.0 million in net loans and $774.3 million in deposits, at fair value, making it by far the largest in our history. ▪ Presidio was a full - service California state - chartered commercial bank headquartered in San Francisco with branches in Palo Alto, San Francisco, San Mateo, San Rafael, and Walnut Creek, California. ▪ The Presidio acquisition was in line with the Company’s strategic objective to add the surrounding San Francisco Bay Area to its expanding footprint. ▪ The Walnut Creek Branches of Heritage and Presidio were consolidated in the Q1/2020 and the San Mateo branches of Heritage and Presidio are planned for consolidation in Q3/2020. ▪ Presidio’s results of operations were included in the Company’s results of operations beginning October 12, 2019. ▪ Merger - related costs reduced pre - tax earnings by $59,000 in the second quarter of 2020, compared to $540,000 in the second quarter of 2019, and $2.4 million in the first quarter of 2020. ▪ Pre - tax merger - related costs totaled $11.1 million for the year ended December 31, 2019. ▪ The Presidio systems and integration conversion was successfully completed in the first quarter of 2020.

14 Current Balance Sheet Highlights (in $000’s) % Change % Change 6/30/20 3/31/20 6/30/19 from 3/31/20 from 6/30/19 n Total Assets 4,614,401$ 4,078,162$ 3,108,031$ 13% 48% n Total Loans 2,686,389$ 2,553,911$ 1,877,767$ 5% 43% n Core Deposits (1) 3,790,071$ 3,255,044$ 2,518,379$ 16% 50% n Total Deposits 3,900,226$ 3,366,639$ 2,622,473$ 16% 49% n Equity / Total Assets 12.46% 14.01% 12.49% -11% 0% n TCE / Tangible Assets 8.78% 9.88% 9.74% -11% -10% n Total RBC Ratio 15.9% 14.8% 15.9% 7% 0% For the Periods Ended: (1) Excludes time deposits $250 and over and all CDARs

Demand, noninterest - bearing Demand, interest - bearing Savings and money market Time deposits - under $250 Time deposits - $250 and over CDARS - interest - bearing demand, money market and time deposits June 30, 2020 Balance % of Total Demand, noninterest-bearing 1,714,058$ 43.9% Demand, interest-bearing 934,780 24.0% Savings and money market 1,091,740 28.0% Time deposits - under $250 49,493 1.3% Core Deposits 3,790,071 97.2% Time deposits - $250 and over 93,822 2.4% CDARS - interest-bearing demand, money market and time deposits 16,333 0.4% Total 3,900,226$ 100.0% Strong Deposit Base (in $000’s) 15

Commercial SBA PPP Loans CRE - Owner Occupied CRE - Non - owner occupied Land & Construction Equity Lines Multifamily Residential Mortgages Consumer & Other Deferred fees June 30, 2020 Diversified Loan Portfolio (in $000’s) 16 Balance % of Total Commercial 553,843$ 21% SBA PPP Loans 324,550 12% CRE - Owner Occupied 553,463 21% - CRE - Non-owner occupied 725,776 27% Land & Construction 138,284 5% Equity Lines 112,679 4% Multifamily 169,637 6% Residential Mortgages 95,033 3% Consumer & Other 22,759 1% Total Loans 2,696,024 100% Deferred Fees, net (9,635) - Loans, net of deferred costs and fees 2,686,389$ 100%

$0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 Classified Assets NPA's* ALLL** Selected Ratios for 2Q20 Balance at 2Q20 (in $000's) 1.NPA's/Total Assets = 0.20% 1.Classified Assets $31,452 2.ACLL/ NPL's = 498.02% 2.NPA's $9,125 3.ACLL/Total Loans = 1.69% 3.ACLL $45,444 4.Classified Assets/Total Assets = .68% Credit Quality Metrics (in $000’s) 17 * Nonperforming assets (“NPA”) ** Allowance for credit losses on loans (“ACLL”) as of June 30, 2020, allowance for loan losses for all prior periods

Operating Performance
(in $000's)

HERITAGE
COMMERCE CORP

				For the Periods Ended:				
				% Change	% Change			
	2Q 2020	1Q 2020	2Q 2019	from 1Q 2020	from 2Q 2019	YTD 2020	YTD 2019	% Change
Net Interest Income	$34,940	$38,580	$30,916	-9%	13%	$73,520	$61,958	19%
Provision (Credit) for Credit Losses on Loans[1]	1,114	13,270	(740)	-92%	251%	14,384	(1,801)	899%
Net Interest Income after Provision for Credit Losses on Loans[1]	33,826	25,310	31,656	34%	7%	59,136	63,759	-7%
Noninterest Income	2,078	3,193	2,765	-35%	-25%	5,271	5,233	1%
Noninterest Expense	21,012	25,774	18,445	-18%	14%	46,786	36,363	29%
Income Before Income Taxes	**14,892**	**2,729**	**15,976**	**446%**	**-7%**	**17,621**	**32,629**	**-46%**
Income Tax Expense	4,274	868	4,623	392%	-8%	5,142	9,130	-44%
Net Income	**$10,618**	**$1,861**	**$11,353**	**471%**	**-6%**	**$12,479**	**$23,499**	**-47%**
Diluted EPS[2]	$ 0.18	$ 0.03	$ 0.26	500%	-31%	$ 0.21	$ 0.54	-61%
ROATA[3]	1.01%	0.19%	1.53%	432%	-34%	0.62%	1.58%	-61%
ROAE[4]	7.45%	1.29%	11.96%	478%	-38%	4.36%	12.61%	-65%
ROATE[5]	11.06%	1.91%	15.94%	479%	-31%	6.45%	16.89%	-62%
Efficiency Ratio	56.76%	61.70%	54.76%	-8%	4%	59.38%	54.12%	10%

(1) Provision for Credit Losses on Loans for all periods in 2020, Provision for Loan Losses for all periods in 2019
(2) Earnings Per Share
(3) Return on Average Tangible Assets
(4) Return on Average Equity
(5) Return on Average Tangible Equity

18

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% Yield on Interest Earning Assets Net Interest Margin Cost of Funds Net Interest Margin Trend (TEY) 19 *For Year - to - Date

$0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 4Q 3Q 2Q 1Q $0.42 $0.48 $0.72 $0.62 $0.84 (1) $0.84 (2) $0.21 (4) 2013 2014 2015 2016 2017 2018 2019 2020 4Q 0.10$ 0.11$ 0.12$ 0.19$ 0.03$ 0.30$ 0.10$ 3Q 0.10$ 0.11$ 0.10$ 0.18$ 0.22$ 0.28$ 0.26$ 2Q 0.09$ 0.10$ 0.14$ 0.19$ 0.19$ 0.02$ 0.26$ 0.18$ 1Q 0.07$ 0.10$ 0.13$ 0.16$ 0.17$ 0.23$ 0.28$ 0.03$ $0.36 (1) Includes $7.1 million of tax expense associated with remeasurement of net deferred tax assets in the fourth quarter of 2017 (2) Pre - tax acquisition costs of $8.2 million and $6.1 million increase in the provision for loan losses related to a specific reser ve for a $22.9 million lending relationship that was placed on nonaccrual during the second quarter of 2018. (3) Includes $11.8 million of pre - tax merger - related costs. (4) Earnings for the first quarter of 2020 were impacted by the effect of our first quarter $13.3 million pre - tax (“CECL”) related p rovision for credit losses on loans, driven by forecasted effects on economic activity from the Coronavirus pandemic, and $2.4 million o f pre - tax merger - related costs. Diluted EPS 20 (3)

$0.08 $0.08 $0.09 $0.09 $0.09 $0.09 $0.10 $0.10 $0.10 $0.10 $0.11 $0.11 $0.11 $0.11 $0.12 $0.12 $0.12 $0.12 $0.13 $0.13 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 Common Dividends Declared Per Share 21

▪ Small to medium size business customer relationship focus in vibrant economic geography ▪ Competitive loan and deposit/cash management products catering to businesses ▪ Diversified specialty business units ▪ Highly experienced management team throughout the company ▪ Solid capital and liquidity management • 15.9% total risk - based capital ratio under the Basel III regulatory requirements at 6/30/20 • 68.88% loan to deposit ratio at 6/30/20 • Quarterly common dividend at $0.13 per share in the second quarter of 2020 ▪ Good locations and markets with solid market share among community banks • 18 branch locations • Pro forma HBC & Presidio ranks second in deposit market share amongst independent community banks (1) • San Francisco and San Jose combined MSA’s are second in the state of California in households with income greater than $200,000 (1) Market refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2019. Positioned for Continued Growth in the San Francisco Bay Area 22

Michael E . Benito Executive Vice President Business Banking Manager 408 . 792 . 4085 Margo G . Butsch Executive Vice President Chief Credit Officer 408 . 200 . 8738 Jeff L . Javits Executive Vice President Chief Information Officer 408 . 494 . 4520 Robertson Clay Jones Executive Vice President President of Community Business Banking Group 408 . 792 . 4010 Lawrence D . McGovern Executive Vice President Chief Financial Officer 408 . 494 . 4562 Teresa L . Powell Executive Vice President Director of HOA & Deposit Services 408 . 200 . 8712 Keith A. Wilton President and Chief Executive Officer 408.494.4534 Deborah K. Reuter Executive Vice President Chief Risk Officer & Corporate Secretary 408.494.4542 Glen E. Shu Executive Vice President President of Specialty Finance Group 650.645.4834 May K . Y . Wong Executive Vice President Controller 408 . 494 . 4596 Management Team 23 Corporate Headquarters 224 Airport Parkway San Jose, CA 95110 NASDAQ: HTBK

For more information contact: Deborah K. Reuter Executive Vice President Chief Risk Officer & Corporate Secretary 408 - 494 - 4542 24